                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                             MOTORS AND GEARS, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) of Motors and Gears, Inc. (the "Company") made pursuant to the Prospectus, dated _______ __, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (the "Letter of Transmittal") if the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to Fleet National Bank (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus) or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. See "The Exchange Offer -- Guaranteed Delivery Procedures" section in the Prospectus. The term "Old Notes" means the Company's outstanding 10 3/4% Series A Senior Notes due 2006.


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON THE EARLIER OF ________ __, 1997 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE OLD NOTES ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE"). TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

               Deliver to: Fleet National Bank,  Exchange Agent:

By Mail:

Fleet National Bank
Mail Code: CTOPT06D
Corporate Trust Operations Department
P.O. Box 1440
Hartford, Connecticut 06143


By Overnight Courier:

Fleet National Bank
Mail Code: CTOPT06D
Corporate Trust Operations
Department
1 Talcott Plaza, 6th Floor
Hartford, Connecticut 06120

By Facsimile:
(860) 986-7908
By Hand:

Fleet National Bank
Corporate Trust Operations Department
Customer Service Window
1 Talcott Plaza, 5th Floor
Hartford, Connecticut 06120

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -
- Guaranteed Delivery Procedures" section in the Prospectus and the Letter of Transmittal.


Principal Amount of Old Notes             Signature(s)_________________________

Tendered $___________________________
Certificate Nos.                          Please Print the Following Information
  (if available)_____________________
                                          Names(s) of Registered Holders________
                                          ______________________________________
Total Principal Amount
  Represented by Old Notes
  Certificate(s)______________________    Address_______________________________
                                          ______________________________________
If Old Notes will be tendered by book-
 entry transfer, provide the following
 information:
                                          Area Code and Telephone Number(s)
DTC Account Number____________________    ______________________________________
Dated:___________________  , 1997

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm________________________           ______________________________
                                                 (Authorized Signature)
Address_____________________________           Name___________________________

____________________________________           Date___________________________
              Zip Code

Area Code and
Telephone Number_____________________